Rule 497(e)
File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT dated February 11, 2011
to the Prospectus dated April 30, 2010
for the Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

The Board of Directors of the DWS Strategic Value VIP fund has approved a proposed merger of the DWS Strategic Value VIP fund into the DWS Large Cap Value VIP fund.  The proposed merger will occur on or about May 1, 2011.

On the effective date of the merger, all references in the Prospectus to the DWS Strategic Value VIP fund will be replaced with the DWS Large Cap Value VIP fund.

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The Board of Directors of the DWS Health Care VIP fund has approved a proposed merger of the DWS Health Care VIP fund into the DWS Capital Growth VIP fund.  The proposed merger will occur on or about May 1, 2011.

On the effective date of the merger, all references in the Prospectus to the DWS Health Care VIP fund will be replaced with the DWS Capital Growth VIP fund.

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Effective on or about May 1, 2011, the name of the DWS Small Cap Growth VIP fund will be changed to DWS Small Mid Cap Growth VIP.

On the effective date of the name change, all references in your Prospectus to the DWS Small Cap Growth VIP fund will be replaced with “DWS Small Mid Cap Growth VIP.”

In addition, on the effective date of the name change, the fund’s description and investment objective on page 18 of the Prospectus will be replaced in its entirety with the following:

“DWS Small Mid Cap Growth VIP - Class A Shares (formerly DWS Small Cap Growth VIP) seeks long-term capital appreciation.  Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index.  The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index.  The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index.  The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities.  While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.  The fund may invest in initial public offerings.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2010. Please keep this supplement for future reference.